SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2006

MICHAEL FOODS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112714	13-4151741
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 CARLSON PARKWAY SUITE 400 MINNETONKA, MINNESOTA	55305
(Address of principal executive offices)	(Zip Code)

(952) 258-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principle Officers; Election of Directors; Appointment of Principle Officers

The President and Chief Operating Officer of Michael Foods, Inc., James D. (J. D.) Clarkson, died August 26, 2006. Mr. Clarkson was 53. He was appointed President as of January 30, 2006, having served as Chief Operating Officer since 2004. Mr. Clarkson served the Company in several other senior management positions starting in 1994.

Chairman and Chief Executive Officer Gregg A. Ostrander has reassumed the title of President, a position he held for approximately 13 years prior to Mr. Clarkson’s appointment.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 29, 2006	MICHAEL FOODS, INC.

	By:	/s/ Gregg A. Ostrander
Gregg A. Ostrander Its: Chairman, Chief Executive Officer and President

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